UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________

FORM 8K / A
_________________

Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2010

TWO RIVERS WATER COMPANY
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion Of Acquisition Or Disposition Of Assets

Purchase of additional equity in Huerfano-Cucharas Irrigation Company

In September 2009, Two Rivers Water Company (the Company), through its 50% owned subsidiary, HCIC Holdings, LLC (HCIC Holdings) entered into an agreement to purchase a majority interest in Huerfano-Cucharas Irrigation Company (HCIC), as discussed in Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) by the Company on September 23, 2009.

On February 2, 2010, HCIC Holdings announced that the purchase of 55% of the outstanding shares of the HCIC had occurred.  At that time, HCIC Holdings entered into separate agreements to purchase an additional 35% interest to bring its total ownership of HCIC up to 90% by April 2010, as discussed in the Current Report on Form 8-K filed with the SEC on February 3, 2010.  At the time of the filing, the Agreement for the purchase had been signed, but such stock certificates had not been delivered for purchase.

On March 2, 2010, the assignment and transfer of the shares and stock certificates representing the 55% of the issued outstanding shares to HCIC Holdings was approved and completed.

As of April 30, 2010, HCIC Holdings has purchased an additional 19% interest in HCIC to bring its total ownership of HCIC to 74%.   HCIC Holdings purchased the 74% interest in HCIC for cash of $1,766,000 and seller financing of $7,119,000.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. The following is a complete list of financial statements filed as part of this Report.

Audited Financial Statements of Huerfano-Cucharas Irrigation Company
Auditor Report, dated April 30, 2010
Balance Sheets – December 31, 2009 and 2008
Statements of Activity and Retained Earnings for the Years Ended December 31, 2009 and 2008
Statements of Cash Flows for the Years Ended December 31, 2009 and 2008
Notes to the Financial Statements - December 31, 2009 and 2008
Supplemental Unaudited Information, Projected Dam Reconstruction Costs

(b)	Unaudited Proforma Financial Statements. The following is complete list of the Proforma financial statements filed as a part of this Report.

Unaudited Proforma Balance Sheet at December 31, 2009 of Two Rivers Water Company and Huerfano-Cucharas Irrigation Company
Unaudited Proforma Statement of Operations of Two Rivers Water Company and Huerfano-Cucharas Irrigation Company for the Year Ended December 31, 2009

HUERFANO-CUCHARAS IRRIGATION COMPANY
FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders of
Huerfano-Cucharas Irrigation Company

We have audited the accompanying balance sheet of Huerfano-Cucharas Irrigation Company as of December 31, 2009 and 2008, and the related statements of activity and accumulated deficit and cash flows for the years then ended.  These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 2, the Company has estimated the replacement costs of the common property and has disclosed this estimate in supplemental unaudited information, which is not part of the basic financial statements.

Schumacher & Associates, Inc.
7931 S. Broadway, #314
Littleton, CO 80122

April 30, 2010

HUERFANO-CUCHARAS IRRIGATION COMPANY
BALANCE SHEETS
DECEMBER 31, 2009 AND 2008

	As of December 31,
	2009	2008
ASSETS
Current Assets:
Cash	$31,397	$34,253
Accounts receivable	7,025	15,906
Other	591	623
Total Current Assets	39,013	50,782

Property, Equipment & Construction in Progress	184,648	21,700
Less: Accumulated depreciation	(5,683)	(2,583)
Less: Impairments	(14,017)	-
Property, equipment & construction in progress - net	164,948	19,117

TOTAL ASSETS	$203,961	$69,899

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$4,729	$2,369
Advances due to Two Rivers Water Company ( a related party)	295,762	-

TOTAL LIABILITIES	300,491	2,369

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $25 par value, 6,000 shares authorized; 5,932 shares issued and outstanding	148,300	148,300
Accumulated Deficit	(244,830)	(80,770)
	(96,530)	67,530
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$203,961	$69,899

The accompanying notes to financial statements are an integral part of these statements.

HUERFANO-CUCHARAS IRRIGATION COMPANY
STATEMENTS OF ACTIVITY AND ACCUMULATED DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	For the year ended
	2009	2008
REVENUE
Maintenance assessments	$59,536	$60,337
Interest	469	242
Miscellaneous	4,700	279
TOTAL REVENUE	64,705	60,858

EXPENSES
Salaries & payroll	24,341	13,332
Directors' fees and meetings	2,040	1,830
Information technology	4,439	-
Insurance	1,755	1,980
Professional fees	141,856	19,847
Repairs & maintenance	20,243	18,684
Office expense	3,273	1,194
Payroll tax expense	1,112	992
Rent	2,400	-
Depreciation	3,100	2,583
Impairments	14,017	-
Other expenses	10,189	5,005
TOTAL EXPENSES	228,765	65,447

NET (LOSS)	(164,060)	(4,589)

BEGINNING ACCUMULATED DEFICIT	(80,770)	(76,181)

ENDING ACCUMULATED DEFICIT	$(244,830)	$(80,770)

Weighted average shares outstanding	5,932	5,932

Loss per share	$(41.27)	$(13.62)

The accompanying notes to financial statements are an integral part of these statements.

HUERFANO-CUCHARAS IRRIGATION COMPANY
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(164,060)	$(4,589)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	3,100	2,583
Impairments	14,017	-
Decrease in accounts receivable	8,881	897
Decrease in other assets	32	61
Increase in accounts payable	2,360	1,755
CASH (USED) PROVIDED BY OPERATING ACTIVITIES	(135,670)	707

CASH FLOWS FROM INVESTING ACTIVITIES:
Dam construction	(162,948)	-
Purchase of Equipment	-	(21,700)
Proceeds from sale of investment	-	1,541
CASH USED IN INVESTING ACTIVITIES	(162,948)	(20,159)

CASH FLOWS FROM FINANCING ACTIVITES:
Advances from Two Rivers Water Company	295,762	-
CASH PROVIDED BY FINANCING ACTIVITIES	295,762	-

NET DECREASE IN CASH	(2,856)	(19,452)

CASH, Beginning of Year	34,253	53,705

CASH, End of Year	$31,397	$34,253

The accompanying notes to financial statements are an integral part of these statements.

HUERFANO-CUCHARAS IRRIGATION COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business – The Huerfano-Cucharas Irrigation Company (“HCIC” or “the Company”) is a mutual ditch irrigation company.  It was incorporated in the State of Colorado in 1944 and was formed via a merger of two mutual ditch irrigation companies: The Huerfano Irrigation Company and the Cucharas Irrigation Company. The purpose of the Company is to provide irrigation water for its shareholders via water rights, storage and distribution systems owned by the Company.

Maintenance Assessments – Shareholders are subject to semi-annual assessments to provide funds to the Company.   The assessments are set by HCIC’s board of directors and are determined based on a projection of operating expenses, future acquisitions, and major repairs and replacements. The assessments are recognized evenly over the 12 month operating cycle.

Cash and Cash Equivalents - For purposes of reporting cash flows, HCIC considers cash and cash equivalents to include highly liquid investments with original maturities of 90 days or less. Those are readily convertible into cash and not subject to significant risk from fluctuations in interest rates.  The recorded amounts for cash equivalents approximate fair value due to the short-term nature of these financial instruments.

Accounts Receivable – Shareholder assessments not yet paid are recognized as accounts receivable.  Shareholders have until the next assessment is declared and invoiced to pay their assessment.  In the past, this has been an approximate six month cycle.  Assessments remaining unpaid after the next assessment billing are charged 12% per annum on the unpaid balance. After assessments are past due longer than a year, a delinquent letter is sent out requiring payment within 30 days.  If still no payment within the 30 days, a second letter is sent stating that if payment is not received within 30 days, their shares may be sold.  There is a lengthy process (publication, service, etc.) before the sale can be held. Repayment plans can be accepted by the Company’s Board, if the agreed amount is paid each month.  At the open sale, generally at the annual meeting or a shareholders meeting, bidding for the shares is open.  The amount due the Company is paid and the remainder to the delinquent shareholder—if they turn in their shares.  If the delinquent shareholder cannot be found, the money in excess of the amount due is turned over to the State of Colorado.  In the last 10 years, HCIC had more than five sales.  In each of the sales, HCIC recovered all of the delinquent amounts.

Based on past experience with collections, no allowance was recorded against the assessment receivables.

Concentration of Credit Risk - Financial instruments that potentially subject HCIC to significant concentrations of credit risk include cash equivalents, and accounts receivable.  The Company maintains its cash and investment balances in the form of bank demand deposits, money market accounts, commercial papers and short-term notes with financial institutions that management believes to be of high credit quality.  Accounts receivable are collateralized with shares in the Company.

As of December 31, 2009, the Company had no amounts of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government.

Fixed Assets and Depreciation –  Management determined that the Company’s dam and reservoirs must be reconstructed with new construction, and that the canal excavations and structures need to be replaced, and wrote off these assets in a prior year.    The Company purchased a tractor in 2008 for $21,700 which was depreciated on a straight line basis with a 7 year life and no salvage.  During the year ended 2009, management determined that the tractor had a salvage value of $2,000.  Therefore, a $14,017 impairment was taken against the tractor in 2009.

Costs to reconstruct the dam and reservoirs are capitalized in accordance with ASC 835 and 360.  Canal excavations and structures will only be capitalized if it improves the asset.

Depreciation is computed on the straight-line method. Below is a summary of property and equipment:

Asset Type	Life in Years	December 31, 2009	December 31, 2008
Equipment	5 – 7	$21,700	21,700
Construction in progress		162,948	-
Subtotal		184,648	21,700
Less Accumulated depreciation		(5,683)	(2,583)
Less Impairments		(14,017)	-
Net Book Value		$164,948	19,117

Long-lived Asset Policy – The Company reviews its long term assets once per year to ascertain if an impairment or write-down is necessary.  In the past, HCIC incurred costs to the rehabilitation of the Cucharas Reservoir, mostly from engineering work.  Management has determined that prior engineering work through August,2 009 is not useful for the reservoir reconstruction and has written off these expenses.

Loss per Share – Basic net loss per share is computed by dividing the total net loss by the weighted average number of shares outstanding.  Diluted loss per share is not shown for periods in which the Company incurs a loss because it would be anti-dilutive.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Future Commitments – The Company has no long term commitments for the lease or rental of any equipment or facilities.  See also Note 2.

NOTE 2 – CONTINGENCIES AND COMMITMENTS – DAM REPAIRS

Previous expenses for dam repairs including professional fees, such as engineering, were written off in prior years because, in Management’s opinion, prior engineering costs and repairs through August, 2009 held no value to future dam construction.

The State of Colorado has identified certain problems with the dam and requested the Company to evaluate its condition and determine steps to be taken.  The Company anticipates it will incur substantial repair and improvement costs in the next several years to comply with Colorado’s requirements.  Further, if the new dam is not substantially completed by October 2010, Colorado could revoke any permitting for the reconstruction of the dam.  Colorado has in the past extended its deadline, and it is management’s opinion that the extension will be granted, but there can be no assurance of the extension. A contingency exists with respect to this matter, the ultimate resolution of which cannot presently be determined.

The Company believes that it will incur significant costs to reconstruct the dam.  (See also the unaudited supplemental schedule of dam reconstruction costs.)

Subsequent to December 31, 2009, the Company, through its related party, Two Rivers Water Company, has engaged a consultant at $4,000 per month through January 31, 2012.

NOTE 3 – INCOME TAXES

The Company is a Colorado nonprofit organization and is exempt from income taxes under Section 501(c)(12) of the Internal Revenue Code.
For an organization to qualify under IRC 501(c)(12), it must satisfy the following requirements:
-	It must be organized and operated as a cooperative.
-	It must conduct activities described in IRC 501(c)(12) and the regulations.
-	It must derive 85 percent or more of its income from members.

Any excess of operating revenues over operating expenses must be returned to HCIC’s members.  If any excess capital is put into a reserve or savings account, this account belongs to its members and not to HCIC.  HCIC must also limit its return on capital to ensure savings or monetary benefit go to its members rather than shareholders.

In the past, HCIC was classified as a 501(c)(12), non-profit corporation and was exempt from Federal income tax if 85% or more of its income is received from its members,  and therefore does not pay income taxes.  If more than 15% of the Company’s income is received from other sources other than its members then the Company would be subject to income taxes.

During management’s review of the Company’s tax status as a non-profit, management believes that its non-profit tax status could be challenged by the Internal Revenue Service (“IRS”) due to potential violations by the Company in the Internal Revenue Code.  If the Company is determined by the IRS to be a taxable entity, then the Company would be subject to federal and state income taxes.  Management has determined that the potential past due taxes are immaterial.
A contingency exists with respect to the non-profit taxation matter, the ultimate resolution of which cannot presently be determined.

NOTE 4 – RELATED PARTY TRANSACTIONS

Two Rivers Water Company, a Company’s shareholder, at December 31, 2009 has advanced $295,762 in costs for the benefit of the Company.  As of February 28, 2010, the total advanced by Two Rivers was $464,726.  The advances are uncollaterized, bear no interest and are due on demand.

During 2008 and 2009, certain Company shareholders performed services in exchange for partial payment of their assessments.  Services include work on the ditch and attending board meetings.  For the years ended December 31, 2009 and 2008 these services were valued at $4,377 and $2,090, respectively and were included in operating expenses. Management believes that the value of the exchange of services for assessments represents fair value for services performed.

NOTE 5 – SUBSEQUENT EVENTS
The Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Beginning in February 2010, HCIC Holdings, LLC (“Holdings”) which held approximately 17.5% of shares of HCIC on December 31, 2009 began to acquire a majority share of HCIC stock.  As of April 30, 2010, Holdings held 73% of HCIC shares.

On April 20, 2010 a special shareholder meeting was held to vote on a special assessment to reimburse Holdings for costs-to-date and plan for additional future costs of operations and improvements, including reconstruction of the reservoir.  At this meeting the following special assessments were approved:
-	$428,600, or $72.25 per share, due by May 20, 2010 to reimburse Holdings for expenses paid by Holdings for the benefit of the Company through March 31, 2010,
-	$7,880,934, or $1,328.55 per share, due by July 31, 2010, and
-	$7,880,934, or $1,328.55 per share, due by October 31, 2010.

HUERFANO-CUCHARAS IRRIGATION COMPANY
SUPPLEMENTAL INFORMATION
(UNAUDITED)

HUERFANO-CUCHARAS IRRIGATION COMPANY
SUPPLEMENTAL UNAUDITED INFORMATION
PROJECTED DAM RECONSTRUCTION COSTS

Description	Projected Amount
Access roads and erosion control	$350,000
Construction diversion and control of water	270,000
Reclamation	20,000
Demolish existing dam to El 5730	300,000
Foundation excavation (65% common:35% rock)	1,092,000
RCC Test Section	110,000
Foundation treatment and grouting	1,550,000
Furnish and placing roller compacted concrete	10,960,000
Furnish and place structural concrete	1,100,000
Furnish and install dam facing concrete or liner	2,160,000
Dam foundation drains	75,000
Instrumentation	125,000
Furnish and install 60-inch steel pipe	78,000
Furnish and install 60-inch sluice gate	140,000
Unlisted Items (10% of subtotal of listed items)	1,833,000
Base Construction Subtotal	20,163,000
Mobilization, bonds and insurance (10%)	810,000
Direct Construction Subtotal	20,973,000
Design Engineering and Permitting (7.5% of DCS)	1,570,000
Contingencies (10% of BCS+ Mobilization)	4,200,000
Total projected cost	$26,743,000

TWO RIVERS WATER COMPANY AND
HUERFANO-CUCHARAS IRRIGATION COMPANY
PROFORMA FINANCIAL STATEMENTS
(UNAUDITED)

TWO RIVERS WATER COMPANY (TWO RIVERS) AND
HUERFANO-CUCHARAS IRRIGATION COMPANY (HCIC)
UNAUDITED PROFORMA BALANCE SHEETS AS OF DECEMBER 31, 2009
(in thousands)	Two Rivers	HCIC		Eliminating Entries		Consolidated
ASSETS:
Current Assets:
Cash and cash equivalents	$616	$31	$			$647
Accounts receivable	-	7				7
Note receivable	295	-				295
Accrued interest receivable	4	-				4
Advances and accounts receivable	1	-				1
Income taxes receivable	489	-				489
Deposits	202	-				202
Prepaid expenses	16	1				17
Assets held for sale	134	-				134
Total Current Assets	1,757	39				1,796

Property, equip and construction in progress, net	94	165				259

Other Assets
Mortgages receivable, net	232	-				232
Investment in Boston Property, net	2,073	-				2,073
Land and water shares	3,258	-				3,258
Options on real estate	2,586	-				2,586
Dam Construction	163	-			(163)	-
Other real estate owned - net	1,042	-				1,042
Total Other Assets	9,354	-				9,191
TOTAL ASSETS	$11,205	$204			$(163)	$11,246

LIABILITIES & STOCKHOLDERS' EQUITY:
Current Liabilities:
Accounts payable	$281	$5		$		$286
Due to Two Rivers Water Company	-	296			(296)	-
Short term borrowings	950	-				950
Accrued taxes payable	-	-				-
Deposits held	30	-				30
Accrued liabilities	5	-				5
Total Current Liabilities	1,266	301				1,567

Note Payable - long term	2,175	-				2,175
Total Liabilities	3,441	301				3,742

Stockholders' Equity:
Common stock	9	148			(148)	9
Additional paid-in capital	9,200	-				9,200
Accumulated (deficit)	(4,120)	(245)			245	(4,120)
Total Two Rivers Water Company Shareholders' Equity	5,089	(97)				4,992
Noncontrolling interest in a subsidiary	2,675	-			36	2,711
Total Stockholders' Equity	7,764	(97)				7,667
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$11,205	$204			$(163)	$11,246
See notes to proforma consolidated statements

TWO RIVERS WATER COMPANY (TWO RIVERS) AND
HUERFANO-CUCHARAS IRRIGATION COMPANY (HCIC)
UNAUDITED PROFORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDING  DECEMBER 31, 2009
(In thousands)

	Two Rivers	HCIC	Combined

Revenue
Loan Fees and real estate income	$91	$-	$91
Interest revenues	43	-	43
Other Income	11	65	76
Total Revenue	145	65	210

Cost of loan fees including facilities and commissions	89	-	89
Gross Profit	56	65	121

Operating Expenses:
General and administrative	1,723	226	1,949
Depreciation and amortization	7	3	10
Total operating expenses	1,730	229	1,959
Loss from operations	(1,674)	(164)	(1,838)

Other income (expense)
Impairments and bad debts	-	-	-
Gain on sale of investments	33	-	33
Interest income	42	-	42
Interest (expense)	(54)	-	(54)
Other income (expense)	-	-	-
Total other income (expense)	21	-	21
Net (Loss) Income from continuing operations before taxes	(1,653)	(164)	(1,817)

Income tax benefit (expense)	314	-	314
Net (Loss) Income from continuing operations	(1,339)	(164)	(1,503)

Discontinued Operations
Loss from operations of discontinued real estate and mortgage business 2008)	(1,922)	-	(1,922)
Income tax benefit	161	-	161
Loss on discontinued operations	(1,761)	-	(1,761)

Net (Loss) Income	(3,100)	(164)	(3,264)

Less net (loss) attributable to the noncontrolling interest	(175)	(36)	(211)

Net (Loss) Income	$(2,925)	$(128)	$(3,053)

See notes to proforma consolidated statements

TWO RIVERS WATER COMPANY AND
HUERFANO-CUCHARAS IRRIGATION COMPANY
NOTES TO THE UNAUDITED PROFORMA STATEMENTS
DECEMBER 31, 2009

Principals of the Proforma Statements

The proforma balance sheet as of December 31, 2009 and the statement of operations for the year ending December 31, 2009 were prepared as if Two Rivers Water Company (Two Rivers) owned 74% of the Huerfano-Cucharas Irrigation Company (HCIC) as of January 1, 2009.

Consolidation Entries

The proforma statements are shown before consolidation of Two Rivers with HCIC and after consolidation.  The consolidation entries reflect the elimination of all material intercompany accounts.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY

Date May 4, 2010	By:	/s/ Wayne Harding
Name Wayne Harding,
Title Chief Financial Officer